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                        STANDARD INDUSTRIAL LEASE -- NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                   AIR [LOGO]

1. Parties. This Lease, dated, for reference purposes only, August 16, 1994, is made by and between RREEF WEST-VI, INC., a Delaware corporation (herein called "Lessor") and HUXTABLE'S COMESTIBLES, INC., a California corporation (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles State of California commonly known as 2100 East 49th Street, Vernon, California 90058. and described as approximately 54,000 square feet of industrial space as further described in Exhibit A.

Said real property including the land and all improvements therein, is herein called "the Premises".

3. Term.

      3.1 Term. The term of this Lease shall be for ten (10) years commencing on November 1, 1994 and ending on October 31, 2004 unless sooner terminated pursuant to any provision hereof.

      3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

      3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $23,206.00, in advance, on the first of each month of the term hereof. REFER TO ADDENDUM 1, PARAGRAPH 4

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $35,000.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. *See Exhibit E and Exhibit F

6.Use.

      6.1 Use. The Premises shall be used and occupied only for food processing or any other use which is reasonably comparable and for no other purpose. REFER TO ADDENDUM 1, PARAGRAPH 5

      6.2 Compliance with Law.

            (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the [ILLEGIBLE] action of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2 (a) shall be of no force or [ILLEGIBLE] if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

            (b) Except as provided in paragraph 6 2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or an part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

      6.3 Condition of Premises.

            (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shaft be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

            (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs and Alterations.

      7.1 Lessee's Obligations. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises

      7.2 Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris Lessee shall repair any damage to the Premises occasioned

                                                            Initials [ILLEGIBLE]
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by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

      7.3 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice, to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

      7.4 Lessor's Obligations. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty), Paragraph 9 relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

      7.5 Alterations and Additions.

            (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

            (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate government agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

            (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Leasee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition. Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

            (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8. Insurance Indemnity.

      8.1 Insuring Party. As used in this Paragraph 8, the term "Insuring party" shall mean the party who has the obligation to obtain the Property insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

      8.2 Liability insurance. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit. Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy o maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000, per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

      8.3 Property Insurance.

            (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

            (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

            (c) if the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements. REFER TO ADDENDUM 1, PARAGRAPH 8

      8.4 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

      8.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

      8.6 REFER TO ADDENDUM 1, PARAGRAPH 6

      8.7 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are apart, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located


NET                                   -2-                  Initials: [ILLEGIBLE]
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      9.1  Definitions.

            (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost at repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction lathe building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

            (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost to repair is 50% or more of the then replacement cost of such building as a whole.

            (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8

      9.2 Partial Damage -- Insured Loss. Subject to the provisions of paragraphs 9.4. 9.5 and 9.6, if at any time during the term of this Lease there [ILLEGIBLE] damage which is an Insured Loss and which falls Into the classification at Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

      9.3 Partial Damage -- Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (In which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt at such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force end effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

      9.4 Total Destruction. if at any time during the term of this Lease there Is damage, whether or not an insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

      9.5 Damage Near End of Term.

            (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days alter the date of occurrence of such damage.

            (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

      9.6 Abatement of Rent; Lessee's Remedies.

            (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated [ILLEGIBLE] proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

            (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days alter such obligations shall accure, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

      9.7 Termination -- Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

      9.8 Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms 01 this Lease.

10. Real Property Taxes.

REFER TO ADDENDUM 1, PARAGRAPH 8 & 7.

      10.2 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are apart, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

      10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.4 Personal Property Taxes.

            (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

            (b) If any of Lessee's said personal property shall be assessed with Lessor's real property. Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

DELETED IN ITS ENTIRETY. REFER TO ADDENDUM 1, PARAGRAPH 3.

      12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. Defaults; Remedies.

      13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

            (a) The vacating or abandonment of the Premises by Lessee.

            (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

            (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

            (d)(i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

            (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

      13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

            (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

      13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, [ILLEGIBLE} in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessors obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

      13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in lull force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shell occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold [ILLEGIBLE] for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

DELETED IN ITS ENTIRETY.

16. Estoppel Certificate.

            (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

            (b) At Lessors option, Lessees failure to deliver such statement within such time shall be a material breach of this Lease or shall be

                                                       Initials: /s/ [ILLEGIBLE]
                                                                 ---------------
NET                                   -4-
conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

      (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence.

21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30. Subordination.

      (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall network a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39. Options.

      39.1 Definition. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

                                                        Initials: [ILLEGIBLE]
                                                                  -----------

                                                                  [ILLEGIBLE]
                                                                  -----------


NET                                  - 5 -

      39.2 Options Personal. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

      39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

      39.4 Effect of Default on Options.

            (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid [without any necessity for notice thereof to Lessee] continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

            (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

            (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice hereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 39 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1 (e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of the Lessor and failure to do so shall constitute a material breach of this Lease.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Insuring Party. The insuring party under this lease shall be the Lessor.

47. Addendum. Attached hereto is an addendum or addenda containing paragraphs one (1) through 14 which constitutes a part of this Lease.

48. Outside Storage. No material is to be stored outside the building at any time. The prohibition against outside storage includes, but is not limited to, equipment, materials, inoperative vehicles, campers, trailers, boats, barrels, pallets and trash (other than in containers provided by commercial trash collectors which are picked up on a regularly scheduled basis).

49. Refer to Addendum 1, Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F.

50. Limiations of Lessor's Liability. Redress for any claims against Lessor under this Lease shall only be made against Lessor to the extent of Lessor's interest in the property to which the leased premises are a part. The obligations of Lessor under this Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees or agents of Lessor.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT OF AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

      IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR:                                           LESSEE:

RREEF WEST-VI, INC.,                              HUXTABLE'S COMESTIBLES, INC.,
a Delaware corporation                            a California corporation

BY:       RREEF MANAGEMENT COMPANY                ADDRESS:
          a California corporation
          1630 South Sunkist Street, Suite A           2100 East 49th Street
          Anaheim, California 92806                    Vernon, California 90058

BY:       /s/ Greg Gilroy                      BY:     /s/ Fred R. Epstein
          ----------------------------------           -------------------------
          Greg Gilroy                                  Fred R. Epstein
TITLE:    District Manager                     TITLE:  Vice President

DATED:    10-18-94                             DATED:  10-14-94
          ----------------------------------           -------------------------

BY:       /s/ Doug Mejia
          ----------------------------------
          Doug Mejia
TITLE:    Director of Properties

DATED:    10/19/94
          ----------------------------------

BY:       /s/ Michael D. Roos
          ----------------------------------
          Michael D. Roos
TITLE:    Portfolio Manager

DATED:    10/19/94
          ----------------------------------

                                   ADDENDUM 1

To that Lease dated August 16, 1994, between RREEF WEST-VI, INC., a Delaware corporation ("Lessor") and HUXTABLE'S COMESTIBLES, INC., a California corporation ("Lessee"), for the Premises commonly known as 2100 East 49th Street, Vernon, California 90058.

1. COMMON AREA MAINTENANCE

       (A) The Premises are a part of the industrial park ("Park") more particularly described on Exhibit A attached hereto. Lessor shall be responsible for all landscape maintenance and repair or replacement in the Park including but not limited to all plantings and planting sprinkler systems including those contained in the Premises.

       (B) Lessor shall also provide cleaning, sweeping service and replacement and repairs as necessary to all parking areas and roadways in the Park including those in the Premises. The cost of such maintenance, services, and repairs shall be designated as for the maintenance, repair and operations of the common area as hereinabove indicated.

       (C) On the first day of each month, beginning when the Term commences, Lessee shall pay to Lessor an amount estimated by Lessor to be Lessee's proportionate share of common area expenses. Lessee's proportionate share of common area expenses shall be that percentage of the total common area expenses equal to the ratio the square footage of the Premises bears to the total number of leasable square footage in the Park. Common area expenses that cover a period not within the term of this Lease shall be prorated, and Lessee will not pay for said expenses which do not apply to the term.

       (D) All expenses to supervise and administer said common areas, parking lots, sidewalks, driveways, and other areas used in common by the Lessee or occupants of the Park shall include such fees as may be paid to a third party in connection with same and shall in any event include a fee to Lessor to supervise and administer same in an amount equal to ten percent (10%) of the total common area expenses.

2. HAZARDOUS MATERIALS

       (A) Lessee agrees that Lessee, its agents and contractors, licensees, or invitees shall not handle, use, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively "Hazardous Materials") on, under, or about the Premises, without Landlord's prior written consent (which consent may be given or withheld in Lessor's sole discretion), provided that Lessee may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Lessee shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises or the environment.

       (B) Without limiting the above, Lessee shall reimburse, defend, indemnify and hold Lessor harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Lessee, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Lessee under this clause shall survive any termination of the Lease.

       (C) Notwithstanding anything set forth in this Lease, Lessee shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited (other than by contractors,


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

agents or representatives controlled by Lessor) during the Lease term, and any other period of time during which Lessee is in actual or constructive occupancy of the Premises. Lessee shall take reasonable precautions to prevent the contamination of the Premise with Hazardous Materials by third parties.

       (D) It shall not be unreasonable for Lessor to withhold its consent to any proposed Assignment or Sublease if (i) the proposed Assignee's or Sublessee's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed Assignee or Sublessee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such Assignee's or Sublessee's actions or use of the property in question; or (iii) the proposed Assignee or Sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a hazardous material.

3. ASSIGNMENT AND SUBLETTING

       (A) Lessee shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Lessee, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Lessor, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Lessee desires to sublet, or to permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Lessee shall give written notice thereof to Lessor at least sixty (60) days but no more than ninety (90) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

       (B) Notwithstanding any assignment or subletting, permitted or otherwise, Lessee shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent and other charges specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. As a condition to Lessor's prior written consent as provided for in this Paragraph, the sublessee or sublessees, the assignee or assignees, shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Lessee shall deliver to Lessor promptly, after execution, an executed copy of each sublease or assignment, and an agreement of said compliance by each sublessee or assignee.

       (C) In addition to Lessor's right to approve of any subtenant or assignee, Lessor shall have the option, in its sold discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Lessor giving Lessee written notice within forty-five (45) days following Lessor's receipt of Lessee's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Paragraph, the term of this Lease shall end on the date stated in Lessee's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the term. If Lessor recaptures under this Paragraph only a portion of the Premises, the rent and other charges to be paid from time to time during the unexpired term of the Lease shall adjust proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises bears to the approximate square footage of the Premises as of the date immediately prior to such recapture. If Lessor, upon receiving written notice from Lessee or Lessee's intent to assign the Lease or to sublet all of a portion of the Premises, does not exercise its right to terminate the Lease, Lessor will not unreasonably withhold its consent to Lessee's request.

       (D) Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Paragraph 3, Addendum 1 to the Lease, shall be void.


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

4. RENT SCHEDULE

      (A) Base Rent for the period November 1, 1994 through October 31, 1995 shall be $23,206.00 per month.

      (B) (1) On the first anniversary of the Commencement Date and on each anniversary date thereafter, in the event that the Base Index (the term "Base Index" herein means the Consumer Price Index ("CPI") for the second month preceding the month in which the Commencement Date falls - e.g., the CPI for March if the Commencement Date falls in May) shall be less than the CPI for the second month preceding any anniversary of the Commencement Date, then Lessee shall pay as additional rent an amount equal to the Annual Rent multiplied by a fraction which has as its numerator the CPI for such second month preceding such anniversary and which has as its denominator the Base Index. For the purposes of the Lease, the term "Consumer Price Index" means the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for all Urban Consumers, Los Angeles, Anaheim, Riverside, California (1982-84 = 100), "All Items". One-twelfth of said amount shall be payable by Lessee in each month of said Lease Year with the Monthly Installment of Rent.

            (2) As used in this paragraph, the term "Lease Year" shall mean a 12-month period commencing on the Commencement Date or any anniversary thereof except that the final Lease year shall be the period commencing on the last anniversary of the Commencement Date during the Term and ending on the Termination Date. If the final Lease Year is less than 12 months, all amounts shall be appropriately prorated based upon a 365-day-year.

            (3) If the manner in which such Consumer Price Index as determined by the Bureau of Labor Statistics shall be substantially revised, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index has not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Lessor will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication shall be used.

            (4) Notwithstanding anything contained in this paragraph, the additional rent payable by Lessee in any Lease Year pursuant to this paragraph shall in no event be less than three percent (3%) nor more than six percent (6%) of the sum of the base rent and additional rent due in the prior Lease Year.

5. USE

Lessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and direction for the correction, prevention and abatement of any violations in or upon, or in connection with, the Premises, all at Lessee's sole expense.

6. INDEMNIFICATION

Lessor shall not be liable and Lessee hereby waives all claims against Lessor for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Lessor will indemnify and hold Lessee harmless from such claims to the extent caused by the negligent or willful act of Lessor, or its agents, employees or contractors. Lessee shall defend, indemnify and save Lessor harmless from and against any and all claims, actions, lawsuits, damages, liability, and expense (including, without limitation, attorneys' fees) arising from: (a) the act, neglect, fault, or omission to meet the standards imposed by any duty with respect to the loss, damage, or injury by Lessee, its agents, servants, employees, contractors, customers or invitees; (b) the conduct or management of any work or thing whatsoever done by the Lessee in or about the Premises or from transactions of the Lessee concerning the Premises; (c) Lessee's failure to comply with any and all governmental laws, ordinances and regulations applicable to


                                                                     GG    FE
                                                                  [INITIAL HERE]
the use of the Premises and its occupancy; or (d) any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee to be performed pursuant to the Lease. The provisions of this paragraph shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

7. PAYMENT OF TAXES

"10.1 PAYMENT OF TAXES" of the Lease shall be omitted in its entirety and in its place shall be substituted the following:

Lessor agrees to pay before they become delinquent the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. Lessee shall thereafter reimburse to Lessor upon demand, as additional rent, the amount paid by Lessor for the real property tax as defined in paragraph 10.2, applicable to the Premises. If any such taxes, paid by Lessor shall cover any period of the time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Lessor shall fail to pay any such taxes, Lessee shall have the right to pay the same, in which case Lessor shall reimburse Lessee for any penalty or late charge that may be assessed by the taxing authority, upon receipt by Lessor of satisfactory evidence that such penalty or late charge was properly assessed by the taxing authority and actually paid by Lessee.

8. REAL PROPERTY TAX AND INSURANCE IMPOUNDS

Notwithstanding the provisions of Paragraphs 8.4 and 10.1 of the Lease, Lessee's Share of Real Property Tax and Insurance expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Real Property Tax and Insurance expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Real Property Tax and Insurance expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Real Property Tax and Insurance expenses incurred during the preceding year. If Lessee's payments under this paragraph during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's share of Real Property Tax and Insurance expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

9. PARKING

During the term of this Lease and any agreed upon extension thereof, Lessee, its authorized representatives and its invitees shall have the nonexclusive right to use the parking facilities located at the Park, jointly and in common with all others entitled to the use thereof. Lessee agrees not to overburden the parking facilities located at the Park and agrees to cooperate with Lessor and other Lessees at the Park in the use of said parking facilities. Lessor reserves the right, in the exercise of its sole and absolute discretion to determine whether Lessor's parking facilities at the Park are becoming overcrowded and, in such event, to allocate parking spaces among the various Lessees in said Park or to designate a specific area or areas within which Lessee, its authorized representatives and its invitees must park. Lessee expressly agrees and understands that all parking spaces are not reserved and that Lessor in the exercise of its sole and absolute discretion may designate the area or areas of the parking facilities located at the Park where said non-exclusive parking spaces are to be located. Lessor shall have the right at any time to make changes to the location of driveways, entrances, exits, parking spaces, parking areas, or the direction of the flow of traffic.


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

10. INCORPORATION

Except as modified within this Addendum 1, all other terms and conditions of the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

11. CORPORATE AUTHORITY

If Lessee is a corporation, Lessee represents and warrants that this Lease and the undersigned's execution of this Lease has been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation.

12. LESSOR'S FIXTURES

       (A) As of the Commencement date of the Lease, the Premises contains certain fixtures and equipment that are the property of Lessor. The specific fixtures and equipment are referred to in that certain Bill of Sale, by and between Lessor and Puritan Foods Corporation, a California corporation, a true and copy of which is attached hereto as Exhibit "D" to the Lease. The fixtures and equipment listed in the Bill of Sale will hereinafter be referred to as "Lessor's Fixtures".

       (B) The Rent provided for in Paragraph 4 of the Lease, includes the use of all Lessor's Fixtures. Notwithstanding any other provision of the Lease to the contrary, on the last day of the term hereof, or on any sooner termination, Lessee shall not be entitled to remove any of Lessor's Fixtures from the Premises. The same are and shall at all times herein remain the property of Lessor.

       (C) During that term of the Lease, Lessee shall maintain, at its sole cost and expense, a refrigeration inspection contract with a reputable and licensed refrigeration company, which will provide monthly inspections and servicing of Lessor's Fixtures. Lessee shall maintain Lessor's Fixtures in good condition and repair during the term of the Lease.

       (D) Lessee accepts the Premises and Lessor's Fixtures in "AS IS" condition. Lessee acknowledges that neither Lessor nor its agents or representatives have made any representations or warranty to Lessee as to the suitability of the Premises for the conduct of Lessee's business or as to the operating condition or useable life expectancy of Lessor's Fixtures.

       (E) Notwithstanding any other provision of this Lease to the contrary, Lessee shall insure Lessor's Fixtures against all risk of loss and damage, in an amount of the full replacement value thereof, at its sole cost and expense, said insurance to be provided by an insurance carrier acceptable to Lessor in the exercise of its reasonable discretion. Adequate proof of insurance of Lessor's Fixtures must be provided to Lessor upon execution of this Lease by Lessee.

       (F) It is expressly agreed and understood by Lessee that if, during the term of the Lease, any of the Lessor's Fixtures are not capable of being repaired, that it shall be the sole responsibility of Lessee, at its sole cost and expense, to replace the same.

13. FUNDING FOR PERMANENT IMPROVEMENTS

       (A) Lessee shall, provided the Lease is in full force and effect, and Lessee is not in default under any of the terms, covenants or conditions of the Lease at the time of notification or at any time thereafter through the date of completion of the construction of any desired permanent improvements to the Premises, have the right to obtain from Lessor the total sum of Three Hundred Thousand and No/100 Dollars ($300,000.00) solely to pay for the construction of any desired permanent improvements to the Premises. Any and all permanent improvements to the Premises constructed with funds obtained by Lessee pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease, shall be and at all times remain the sole and separate property of Lessor. Any permanent improvements to the Premises desired by Lessee shall be first approved by Lessor and constructed in full compliance with the provisions of Paragraph 7.5 of the Lease. Notwithstanding any other provision of the Lease to the contrary, on the last day of the term hereof, or on any sooner termination of the Lease, Lessee shall not be entitled to remove any permanent improvements to the Premises constructed by Lessee with funds obtained from Lessor pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease.


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                                                                  [INITIAL HERE]

       (B) The funds may be obtained by Lessee in no more than two (2) separate transactions. Any and all money obtained by Lessee shall be fully amortized over the then remaining term of the Lease at a rate of five (5) points over the then current prime lending rate as set by the Federal Reserve Bank of San Francisco effective as of the date the funds are provided to Lessee by Lessor in the form of a normal business check. The fund shall be fully amortized and payable to Lessor on the first (1st) day of each calendar month, during the remaining term of the Lease, as rent for the Premises. Each time that Lessee obtains funds from this account, Lessor and Lessee shall promptly execute a new lease for the Premises, said new lease to be prepared by Lessor, to reflect the required additional rent for the Premises. The contemplated new lease(s) for the Premises shall contain the same terms, covenants and conditions as this lease, save and except for the term of the lease and the rent shall be adjusted and the provisions of this Paragraph 13, Addendum 1 to the Lease shall be modified to reflect any monies previously obtained by Lessee.

       (C) Any and all amounts obtained from this account by Lessee shall be deemed rent for the Premises and shall be reflected as such in the contemplated new lease(s) for the Premises.

       (D) Notwithstanding any other provision of this Paragraph 13, Addendum 1 to the Lease to the contrary, if any, Lessee may at any time during the initial eighteen (18) months of the term of the Lease, TIME BEING OF THE ESSENCE, pay more to Lessor than the sum due for any given month on any and all amounts that are obtained by Lessee from Lessor pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease. Each payment shall be credited first on the interest then due and the remaining on the principal sum, and interest shall thereupon cease upon the amount so credited on the said principal sum. Lessor shall prepare a separate amortization schedule each time Lessee obtains funds pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease so as to reflect the exact amount of each payment and the principal and interest component of each payment.

       (E) Assuming that Lessee obtains funds from this account and thereafter prepays all or a portion thereof during the initial eighteen (18) months of the term of the Lease, Lessor and Lessee shall promptly execute a new lease for the Premises, said new lease to commence as of the first (1st) day of the nineteenth month of the term of this Lease to reflect the new rent for the Premises. The contemplated new lease for the Premises shall contain the same terms, covenants and conditions as this Lease save and except for the term of the Lease shall be adjusted and the rent shall be adjusted assuming that Lessee obtains funds from this account and elects to prepay all or a portion of said funds to Lessor during the initial eighteen (18) months of the term of the Lease.

       (F) In no event will Lessee be entitled to obtain any funds pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease, unless no later than (10) days after Lessee's initial request to obtain funds pursuant to his Paragraph 13, Addendum 1 to the Lease, Lessee provides to Lessor reviewed financial statements prepared by a certified public accountant with no less than ten (10) years of experience as such, which reviewed financial statements must be current (no more than sixty (60) days old) which certifies at a minimum of the following two (2) items:

             (1) "Tangible Assets" which for purposes of this Paragraph 13, Addendum 1 to the Lease, shall be determined by subtracting from the Lessee's total assets the intangible assets of Lessee; and

             (2) "Senior Secured Debt" which for purposes of this Paragraph 13, Addendum 1 to the Lease, shall be any secured debt recorded prior to or determined to be senior to the then contemplated funds to be obtained by Lessee.

       (G) Lessee's "Tangible Assets" and Lessee's "Senior Secured Debt" shall be determined using generally accepted accounting principles, consistently applied.

       (H) Lessee shall have a continuing obligation to promptly notify Lessor, in writing, if after submission of its reviewed financial statements to Lessor, but prior to Lessor actually providing funds to Lessee, either Lessee's Senior Secured Debt increases by any amount or its overall financial position materially weakens.


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

       (I) If, in the exercise of Lessor's sole and absolute discretion, a five
(5) to one (1) ratio exists between Lessee's Tangible Assets and Lessee's Senior Secured Debt, as certified on the Lessee's reviewed financial statements, then Lessee may obtain up to Three Hundred Thousand and No/100 Dollars ($300,000.00) as more fully provided for hereinabove for the sole purpose of constructing permanent improvements to the Premises. In no event, irrespective of the ratio between Tangible Assets and Senior Secured Debt, will Lessee be entitled to obtain any funds pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease, unless its Tangible Assets are at least the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), after deduction of the Senior Secured Debt.

       (J) By way of example only, if Lessee's Tangible Assets equals One Million and No/100 Dollars ($1,000,000.00) and Lessee's Secured Senior Debt equals $-0-, then Lessee would be entitled to request up to Two Hundred Thousand and No/100 Dollars ($200,000.00) at that time.

            (1) By way of further example only, if Lessee's Tangible Assets equals One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) and Lessee's Secured Senior Debt equals $-0-, then Lessee would be entitled to request up to Three Hundred Thousand and No/100 Dollars ($300,000.00) at that time.

       (K) Assuming that Lessee satisfies the requirements hereinabove to obtain funds from this account, and further assuming that Lessee has fully complied with the provisions of Paragraph 7.5 of the Lease, Lessor shall advance said funds to Lessee in the following time frame:

            (1) If the amount requested is less than One Hundred Thousand and No/100 Dollars ($100,000.00), then Lessor shall advance said funds to Lessee within sixty (60) days after it has been determined by Lessor, in the exercise of its sole and absolute discretion, that Lessee has satisfied the requirements set forth hereinabove to entitle it to obtain funds from this account, but in no event shall Lessor be required to advance any funds to Lessee prior to the substantial completion of the contemplated permanent improvements to the premises; and

            (2) If the amount requested is more than One Hundred Thousand and No/100 Dollars ($100,000.00), but less than Two Hundred Thousand and No/100 Dollars ($200,000.00), then Lessor shall advance One Hundred Thousand and No/100 Dollars ($100,000.00) within sixty (60) days after Lessor determines in the exercise of its sole and absolute discretion, that Lessee has satisfied the requirements set forth hereinabove to entitle it to obtain funds from this account, and Lessor shall advance the balance of said funds to Lessee within ninety (90) days from the date that Lessor determines in the exercise of its sole and absolute discretion, that Lessee has satisfied the requirements set forth hereinabove to entitle it to obtain funds from this account, but in no event shall Lessor be required to advance any funds to Lessee prior to the substantial completion of the contemplated permanent improvements to the Premises; and

            (3) If the amount requested is more than Two Hundred Thousand and No/100 Dollars ($200,000.00), then Lessor shall advance One Hundred Thousand and No/100 Dollars ($100,000.00) within sixty (60) days after Lessor determines the exercise of its sole and absolute discretion, that Lessee has satisfied the requirements set forth hereinabove to entitle it to obtain funds from this account, and Lessor shall advance another One Hundred Thousand and No/100 Dollars ($ 100,000.00) to Lessee ninety (90) days from the date that Lessor determines, in the exercise of its sole and absolute discretion, that Lessee has satisfied the requirements set forth hereinabove to entitle it to obtain funds from this account and Lessor shall advance the balance of said funds within one hundred twenty (120) days from the date that Lessor determines in the exercise of its sole and absolute discretion, that Lessee has satisfied the requirements set forth hereinabove to entitle it to obtain funds from this account, but in no event shall Lessor be required to advance any funds to Lessee prior to the substantial completion of the contemplated permanent improvements to the Premises.

       (L) All funds advanced by Lessor to Lessee pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease, which have not been prepaid to Lessor by Lessee during the initial eighteen (18) months of the term of this Lease, TIME BEING OF THE ESSENCE, shall be secured by a U.C.C. 1 Blanket Security Interest in favor of Lessor in any and all assets


                                                                     GG    FE
                                                                  [INITIAL HERE]
of Lessee, including by way of example and not limitation, all personal property, equipment, fixtures, accounts, inventory, instruments and general intangibles of Lessee.

      (M) It is expressly agreed and understood that if Lessee elects to attempt to obtain funds from this account, then Lessee shall provide Lessor with advance written notice and such notice may not be given to Lessor later than November 1, 1995. TIME IS OF THE ESSENCE. The written notice shall be given in the manner provided in the Lease for the giving of notices to Lessor. In the event Lessee does not attempts to exercise its right to obtain funds from this account during the period commencing November 1, 1994 through and including November 1, 1995, or if it attempt to do so, but fails to qualify to obtain funds from this account in the manner set forth hereinabove, Lessee's ability to obtain funds from this account shall automatically terminate and shall be of no further force or effect whatsoever.

      (N) Lessee shall maintain any permanent improvements to the Premises constructed pursuant to the provisions of this Paragraph 13, Addendum 1 to the Lease, in good condition and repair during the term of the Lease. Pursuant to the provisions of the Paragraph 8 of Lease and Paragraph 8, Addendum 1 to the Lease, Lessor shall obtain and keep in force during the term and this Lease, a policy or policies of insurance to insure the permanent improvements against all risk of loss and damage, in the amount of the full replacement value thereof, at Lessee's sole cost and expense.

14. PERSONAL GUARANTIES

As of October 14, 1994, the date that Lessee executed this Lease, Lessee was unable to provide to Lessor the Security Deposit provided for in Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00). In consideration for Fred Epstein's agreement to execute the Continuing Lease Guarantee (Individual) attached to the Lease as Exhibit E (hereinafter "Epstein Guaranty"), and Vickie Huxtable's agreement to execute the Continuing Lease Guarantee (Individual) attached to the Lease as Exhibit F (hereinafter "Huxtable Guaranty"), Lessor has agreed to execute this Lease and all Exhibits thereto without benefit of receipt from Lessee of the Security Deposit provided for in Paragraph 5 of the Lease. At such point in time that Lessor receives from Lessee the Security Deposit required by Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00), and so long as Lessee is not then in default under any of the terms, covenants or conditions of the Lease, then both the Epstein Guaranty and the Huxtable Guaranty shall terminate and be of no further force or effect.


                                                                     GG    FE
                                                                  [INITIAL HERE]

                                    EXHIBIT A
                                    SITE PLAN

Exhibit A to that Lease dated August 16, 1994, between RREEF WEST-VI, INC., a Delaware corporation ("Lessor") and HUXTABLE'S COMESTIBLES. INC., a California corporation ("Lessee"), for the Premises commonly known as 2100 East 49th Street, Vernon, California 90058 and described as approximately 54,000 square feet of industrial space.

VERNON INDUSTRIAL PARK

This site plan is intended only to show the general layout of the property or a part thereof. Lessor reserves the right to alter, vary, add to or omit in whole or in part any structure and/or improvements, and/or common areas and/or land area shown on this site plan. All measurements and distances are approximate. This plan is not to be scaled.

                              [SITE PLAN OMITTED]


                                                                     GG    FE
                                                                  [INITIAL HERE]

If Lessee is in default under any of the terms, covenants or conditions of the Lease at the time that it provides to Lessor the Security Deposit required by Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00). then both the Epstein Guaranty and the Huxtable Guaranty shall continue in full force and effect until such time that all defaults under the Lease are cured by lessee, at which time both the Epstein Guaranty and the Huxtable Guaranty shall terminate and be of no further force or effect.

LESSOR:                                           LESSEE:

RREEF WEST-VI, INC.,                              HUXTABLE'S COMESTIBLES, INC.,
a Delaware corporation                            a California corporation

BY:       RREEF MANAGEMENT COMPANY
          a California corporation
          1630 South Sunkist Street, Suite A           2100 East 49th Street
          Anaheim, California 92806                    Vernon, California 90058

BY:       /s/ Greg Gilroy                      BY:     /s/ Fred R. Epstein
          ----------------------------------           -------------------------
          Greg Gilroy                                  Fred R. Epstein
TITLE:    District Manager                     TITLE:  Vice President

DATED:    10-18-94                             DATED:  10-14-94
          ----------------------------------           -------------------------

BY:       /s/ Doug Mejia
          ----------------------------------
          Doug Mejia
TITLE:    Director of Properties

DATED:    10/19/94
          ----------------------------------

BY:       /s/ Michael D. Roos
          ----------------------------------
          Michael D. Roos
TITLE:    Portfolio Manager

DATED:    10/19/94
          ----------------------------------

                                    EXHIBIT B
                                  IMPROVEMENTS

Exhibit B to that Lease dated August 16, 1994, between RREEF WEST-VI, INC.. a Delaware corporation ("Lessor") and HUXTABLE'S COMESTIBLES, INC., a California corporation ("Lessee"), for the Premises commonly known as 2100 East 49th Street, Vernon, California 90058.

The undersigned, as Lessor and Lessee respectively, are executing simultaneously with this Exhibit, a written Lease.

Lessee shall accept Premises in "as is" condition.

LESSOR:                                           LESSEE:

RREEF WEST-VI, INC.,                              HUXTABLE'S COMESTIBLES, INC.,
a Delaware corporation                            a California corporation

BY:       RREEF MANAGEMENT COMPANY
          a California corporation
          1630 South Sunkist Street, Suite A           2100 East 49th Street
          Anaheim, California 92806                    Vernon, California 90058

BY:       /s/ Greg Gilroy                      BY:     /s/ Fred R. Epstein
          ----------------------------------           -------------------------
          Greg Gilroy                                  Fred R. Epstein
TITLE:    District Manager                     TITLE:  Vice President

DATED:    10-18-94                             DATED:  10-14-94
          ----------------------------------           -------------------------

BY:       /s/ Doug Mejia
          ----------------------------------
          Doug Mejia
TITLE:    Director of Properties

DATED:    10/19/94
          ----------------------------------

BY:       /s/ Michael D. Roos
          ----------------------------------
          Michael D. Roos
TITLE:    Portfolio Manager

DATED:    10/19/94
          ----------------------------------

                                    EXHIBIT C

Exhibit C To that Lease dated August 16, 1994, between RREEF WEST-VI, INC., a Delaware corporation ("Lessor") and HUXTABLE'S COMESTIBLES, INC., a California corporation ("Lessee"), for the Premises commonly known as 2100 East 49th Street, Vernon, California 90058.

                              RULES AND REGULATIONS

Lessee hereby agrees to the following:

A. REFUSE. All garbage and refuse shall be kept in the container supplied by Lessee and placed at the location prepared for refuse collection, in the manner and at the times and places specified by Lessor.

B. PARKING. Lessee shall be entitled to park in common with other tenants of Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other tenants in the use of parking facilities. Lessor reserves the right in the absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessee or to designate areas within which Lessee must park.

C. SIGN CRITERIA. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee. Lessee shall be entitled to signage which complies with governmental regulations and similar to that allowed other tenants in the Park, subject to Lessor's approval.

D. No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of the Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

E. No loud speakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Lessor.

F. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Lessee to the satisfaction of the Lessor and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed without permission in writing from Lessor.

G. The plumbing facilities shall not be used for any other purpose than that which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Lessee, who shall, or whose employees, agents, or invitees, have caused it.

H. Lessee shall not burn any trash or garbage of any kind in or about the Premises, or the park.

I. Lessor reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional reasonable rules and regulations applicable to the Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.


                                                                     GG    FE
                                                                  [INITIAL HERE]

                                    EXHIBIT D
                                  BILL OF SALE

Exhibit D To that Lease dated August 16, 1994, between RREEF WEST-VI, INC., a Delaware corporation ("Lessor") and HUXTABLE'S COMESTIBLES, INC., a California corporation ("Lessee"), for the Premises commonly known as 2100 East 49th Street, Vernon, California 90058.


                                                                     GG    FE
                                                                  [INITIAL HERE]

                                  BILL OF SALE

            Puritan Foods Corporation, a California corporation, ("Puritan") located at 3400 Central Avenue, Suite 325, County of Riverside, State of California, in consideration of Eighty-Eight Thousand Five Hundred and NO/l00 Dollars ($88,500.00) paid to Puritan by RREEF West-VI, Inc., a Delaware corporation ("RREEF") located at 1630 South Sunkist Street, Suite A, City of Anaheim, County of Orange, State of California, the receipt of which is acknowledged, sells, to RREEF, the following described goods, currently located at 2100 East 49th Street, Vernon, California (the "Premises"):

      1. All insulated, panelized walls and drop ceilings in freezer, coolers and processing rooms and related floor tracks, T-bars, braces, etc.;

      2. All electrical panels, lines, outlets and related electrical equipment installed throughout plant associated with refrigeration and freezer equipment;

      3. All insulated floors, raised floors, gutter style floor drains, circular floor drains and related pipes, conduit and steel reinforcement bars;

      4. Two (2) rubber bumper doors (processing room);

      5. Dry pendent sprinkler system in freezer, coolers and dry storage area;

      6. Wet pendent sprinkler system in processing room and dock office;

      7. Two (2) power sliding doors (freezer and cooler);

      8. Complete refrigeration system consisting of following main units and all related equipment (motors, fans, valves, thermometers, etc.);

      9. Three (3) Krack Model KPSC-24-25L5 condensing units;

      10. Five (5) Krack Model SM24-759EDL evaporator units;

      11. One (1) Krack Model KPDS-26-10/10 H2 dual condensing unit;

      12. Four (4) Krack Model BTRC-316-DXFA evaporator units;

      13. One (1) Krack Model KPDS-56-30 dual condensing unit;

      14. One (1) Krack Model KPO-16-8112 condensing unit;

      15. Two (2) Krack Model SS-354-300 EDL evaporator units;

      16. All refrigeration piping and insulation;

      17. Boiler;

      18. Air Compressor; and

      19. All pallet racks in freezer and coolers.

      Puritan warrants, covenants and represents that it is the lawful owner and has good and marketable title to the above described goods and that the above described goods are free and clear from any mortgage, pledge, lien, security, interest, or encumbrance of any type or nature. Puritan further covenants that it has the right to sell the above described goods and will warrant and defend the right against the lawful claims and demands of all persons.


                                     1 of 3

      RREEF acknowledges that the above described goods are accepted AS-IS, with any and all defects in their present condition. RREEF further acknowledges that Puritan does not warrant or guarantee the above described goods presently located at the Premises either as to merchantability or as being fit for any particular purpose.

      This Bill of Sale shall be effective as to the transfer of all property listed hereinabove as of October 14, 1994. RREEF shall maintain possession of the original executed Bill of Sale.

      This Bill of Sale is executed at VERNON, California, on October 14, 1994.

PURITAN FOODS CORPORATION,
a California corporation

By: /s/ Richard D. Shippee
   ------------------------
   RICHARD D SHIPPEE
Title:  President


RREEF WEST-VI, INC.,
a Delaware corporation

By: RREEF MANAGEMENT COMPANY,
    a California corporation

By: /s/ Greg Gilroy
   ------------------------
   GREG GILROY

Title:  District Manager

                                     NOTARY

STATE OF CALIFORNIA
COUNTY OF Los Angeles

On 10/14, 1994, before me, Jennifer D. Hitechew appeared, Richard D. Shippee personally known to me (or provide to me the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Jennifer D. Hitechew
------------------------
Notary's Signature

                                           -------------------------------------
                                           [SEAL]    JENNIFER D. HITECHEW
                                                       Comm. # 971053
                                                  NOTARY PUBLIC - CALIFORNIA
                                                       Los Angeles County
                                                  My Comm. Expires Aug. 9, 1996
                                           -------------------------------------

                                                   FOR NOTARY SEAL OR STAMP


                                     2 of 3

                                     NOTARY

STATE OF CALIFORNIA
COUNTY OF Los Angeles

On 10/14, 1994, before me, Jennifer D. Hitechew appeared, Greg Gilroy, personally known to me (or provide to me the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Jennifer D. Hitechew
------------------------
Notary's Signature

                                           -------------------------------------
                                           [SEAL]    JENNIFER D. HITECHEW
                                                       Comm. # 971053
                                                  NOTARY PUBLIC - CALIFORNIA
                                                       Los Angeles County
                                                  My Comm. Expires Aug. 9, 1996
                                           -------------------------------------

                                                  FOR NOTARY SEAL OR STAMP


                                     3 of 3

                                    EXHIBIT E

                           CONTINUING LEASE GUARANTEE
                                  (Individual)

In consideration of the making of the Lease Agreement and for the purpose of inducing Lessor to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Lessee under the Lease ("Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Lessee's part to be performed ("Guaranteed Obligations") and the undersigned further promises to pay all of Lessor's costs and expenses (including reasonable attorney's fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guarantee as well as all damages which Lessor may suffer in consequence of any default or breach under the Lease or this Guaranty.

1. Lessor may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this Guaranty:

      a. grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

      b. grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

      c. modify or amend the Lease or any term thereof, or any obligation of Lessee arising thereunder;

      d. consent to any Assignment or Assignments, Sublease or Subleases and successive Assignments or Subleases by Lessee's assigns or sublessees or a change or different use of the leased Premises;

      e. consent to an Extension or Extensions of the term of the Lease;

      f. accept other guarantors; and/or

      g. release any person primarily or secondarily liable.

The liability of the undersigned under this Guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or any security therefore. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Lessor, at any time, to resort for payment to Lessee or any other Guaranty or to any security or other rights and remedies, and Lessor shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation.

3. The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.


                                                                     GG    FE
                                                                  [INITIAL HERE]

4. The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Lessee under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5. This Guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the undersigned under this Guaranty are fulfilled.

6. This Guaranty shall also bind the heirs, personal representatives and assigns of the undersigned and inure to the benefit of Lessor, its successors and assigns. This Guaranty shall be construed according to the laws of California, in which state it shall be performed by the undersigned.

7. If this Guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligations of the several guarantors shall be joint and several.

8. The Lessor and the undersigned intend and believe that each provision of this Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

9. Notwithstanding any other provision of the Lease or this Guaranty to the contrary, Lessor has agreed to execute the Lease and all Exhibits thereto without benefit of receipt from Lessee of the Security Deposit provided for in Paragraph 5 of the Lease. In consideration of Lessor agreeing to execute the Lease and all Exhibits thereto without benefit of receipt from Lessee of the Security Deposit provided for in Paragraph 5 of the Lease, Fred Epstein has agreed to execute this Guaranty. At such point in time that Lessor receives from Lessee the Security Deposit required by Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00), and so long as Lessee is not then in default under any of the terms, covenants and conditions of the Lease, then this Guaranty shall terminate and be of no further force or effect.


                                                                     GG    FE
                                                                  [INITIAL HERE]

If Lessee is in default under any of the terms, covenants or conditions of the Lease at the time that it provides to Lessor the Security Deposit required by Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00), then this Guaranty shall continue in full force and effect until such time that all defaults under the Lease are cured by Lessee, at which time this Guaranty shall terminate and be of no further force or effect.


      GUARANTOR:                             Fred Epstien

      BUSINESS ADDRESS:                      2100 East 49th Street
                                             Vernon, California 90058


      RESIDENCE ADDRESS:                     6380 Colgate Ave
                                             LA 90048

      RESIDENCE TELEPHONE NUMBER:           (213) 935-2217

      SOCIAL SECURITY NUMBER:               ###-##-####


IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 14 day of OCT 1994.


                                             By: /s/ [Illegible]
                                                --------------------------------

STATE OF CALIFORNIA
COUNTY OF Los Angeles

On 10/14, 1994, before me, Jennifer D. Hitechew appeared, Fred Epstein personally known to me (or provide to me the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Jennifer D. Hitechew
------------------------
Notary's Signature

                                           -------------------------------------
                                           [SEAL]    JENNIFER D. HITECHEW
                                                       Comm. # 971053
                                                  NOTARY PUBLIC - CALIFORNIA
                                                       Los Angeles County
                                                  My Comm. Expires Aug. 9, 1996
                                           -------------------------------------

                                                  FOR NOTARY SEAL OR STAMP

                                    EXHIBIT F

                           CONTINUING LEASE GUARANTEE
                                  (Individual)

In consideration of the making of the Lease Agreement and for the purpose of inducing Lessor to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Lessee under the Lease ("Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Lessee's part to be performed ("Guaranteed Obligations") and the undersigned further promises to pay all of Lessor's costs and expenses (including reasonable attorney's fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guarantee as well as all damages which Lessor may suffer in consequence of any default or breach under the Lease or this Guaranty.

1. Lessor may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this Guaranty:

      a. grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

      b. grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

      c. modify or amend the Lease or any term thereof, or any obligation of Lessee arising thereunder;

      d. consent to any Assignment or Assignments, Sublease or Subleases and successive Assignments or Subleases by Lessee's assigns or sublessees or a change or different use of the leased Premises;

      e. consent to an Extension or Extensions of the term of the Lease;

      f. accept other guarantors; and/or

      g. release any person primarily or secondarily liable.

The liability of the undersigned under this Guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or any security therefore. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Lessor, at any time, to resort for payment to Lessee or any other Guaranty or to any security or other rights and remedies, and Lessor shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation.

3. The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

4. The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Lessee under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5. This Guaranty shall be continuing, absolute and unconditional and remain in full force and effect


                                                                     GG    FE
                                                                  [INITIAL HERE]
until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the undersigned under this Guaranty are fulfilled.

6. This Guaranty shall also bind the heirs, personal representatives and assigns of the undersigned and inure to the benefit of Lessor, its successors and assigns. This Guaranty shall be construed according to the laws of California, in which state it shall be performed by the undersigned.

7. If this Guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligations of the several guarantors shall be joint and several.

8. The Lessor and the undersigned intend and believe that each provision of this Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

9. Notwithstanding any other provision of the Lease or this Guaranty to the contrary, Lessor has agreed to execute the Lease and all Exhibits thereto without benefit of receipt from Lessee of the Security Deposit provided for in Paragraph 5 of the Lease. In consideration of Lessor agreeing to execute the Lease and all Exhibits thereto without benefit of receipt from Lessee of the Security Deposit provided for in Paragraph 5 of the Lease, Vicky Huxtable has agreed to execute this Guaranty. At such point in time that Lessor receives from Lessee the Security Deposit required by Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00), and so long as Lessee is not then in default under any of the terms, covenants and conditions of the Lease, then this Guaranty shall terminate and be of no further force or effect.


                                                                     GG    FE
                                                                  [INITIAL HERE]

If Lessee is in default under any of the terms, covenants or conditions of the Lease at the time that it provides to Lessor the Security Deposit required by Paragraph 5 of the Lease, in the amount of Thirty-Five Thousand and No/100 Dollars ($35,000.00), then this Guaranty shall continue in full force and effect until such time that all defaults under the Lease are cured by Lessee, at which time this Guaranty shall terminate and be of no further force or effect.

       GUARANTOR:                       Vicky Huxtable

       BUSINESS ADDRESS:                2100 East 49th Street
                                        Vernon, California 90058

       RESIDENCE ADDRESS:               6380 Colgate Ave
                                        LA 90048

       RESIDENCE TELEPHONE NUMBER:      213 935 7217

       SOCIAL SECURITY NUMBER:          ###-##-####

IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 14 day of October 1994.

                                           /s/ Vicky Huxtable
                                       BY: -------------------------------------

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On 10/14, 1994, before me, Jennifer D. Hitechew appeared, Vicky Huxtable personally known to me (or provide to me the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Jennifer D. Hitechew
-----------------------------------
Notary's Signature

                                           -------------------------------------
                                           [SEAL]    JENNIFER D. HITECHEW
                                                       Comm. # 971053
                                                  NOTARY PUBLIC - CALIFORNIA
                                                       Los Angeles County
                                                  My Comm. Expires Aug. 9, 1996
                                           -------------------------------------

                                                  FOR NOTARY SEAL OR STAMP